                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                   of the Securities and Exchange Act of 1934

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

 [ X ] Preliminary Proxy Statement
 [   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 [   ] Definitive Proxy Statement
 [   ] Definitive Additional Materials
 [   ] Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12


                               SVI HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
               (Name of Person(s) Filing Proxy Statement if other
                              than the Registrant)

Payment of Filing Fee (check the appropriate box):

 [X] No fee required.

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     5) Total fee paid:

        ------------------------------------------------------------------------

 [  ] Fee paid previously with preliminary materials.

 [  ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        ------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement Number:

        ------------------------------------------------------------------------

     3) Filing party:

        ------------------------------------------------------------------------

     4) Date filed:

        ------------------------------------------------------------------------

                                                              July 30, 1999


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders on Monday, August 30, 1999 at 9:00 a.m., Pacific Daylight Time. The meeting will be held at La Valencia Hotel, 1132 Prospect Street, La Jolla, California 92037.

         The matters to be voted upon at the meeting will be:

         o    The election of directors;

         o The approval of the Company's change in state of incorporation from Nevada to Delaware;

         o    A change in the corporate name to "SVI Systems, Inc.";

         o An increase in the number of shares of common stock authorized from 50,000,000 to 100,000,000;

         o A reduction of the required quorum at meetings of stockholders from a majority of the outstanding shares to one-third of the outstanding shares; and

         o Ratification of the Company's continued engagement of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2000.

         Please complete and sign the enclosed proxy card and return it promptly. This will ensure that your shares are represented at the meeting even if you cannot attend. Returning your proxy card to us will not prevent you from voting in person at the meeting if you are present and wish to do so.

         Thank you for your cooperation in returning your proxy card as promptly as possible. We hope to see many of you at our meeting in La Jolla.



                                                        Very truly yours,



                                                        Barry M. Schechter
                                                        Chairman of the Board

                               SVI HOLDINGS, INC.
                         7979 Ivanhoe Avenue, Suite 500
                           La Jolla, California 92037
                                 (858) 551-2365
                    -----------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                    -----------------------------------------

                                  TO BE HELD ON
                                 August 30, 1999

                    -----------------------------------------


TO ALL STOCKHOLDERS:

         An annual meeting of the stockholders of SVI Holdings, Inc. (the "Company") will be held on August 30, 1999 at 9:00 a.m., Pacific Daylight Time. The meeting will be held at La Valencia Hotel, 1132 Prospect Street, La Jolla, California 92037. The following items will be on the agenda:

         1. The election of eight directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

         2. The approval of the Company's change of its state of incorporation from Nevada to Delaware;

         3. The approval of a change of the corporate name to "SVI Systems, Inc."

         4. The approval of an increase in the authorized common stock from 50,000,000 shares to 100,000,000 shares;

         5. The approval of a change in the Articles of Incorporation and the Bylaws reducing the required quorum at meetings of stockholders from a majority of the outstanding shares to one-third of the outstanding shares;

         6. The ratification of the Company's continued engagement of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2000; and

         7. The transaction of any other business which may properly come before the meeting.

         Only stockholders of record at the close of business on July 30, 1999 will be entitled to vote at this meeting.

         Please execute and return the accompanying proxy card as soon as possible. Any Stockholder who signs and returns the accompanying proxy may revoke it at any time before it is exercised.



                                 By Order of the Board of Directors


                                 DAVID L. REESE
                                 Secretary
La Jolla, California
July 30, 1999

                               SVI HOLDINGS, INC.
                         7979 Ivanhoe Avenue, Suite 500
                           La Jolla, California 92037
                                 (858) 551-2365

                    -----------------------------------------

                                 PROXY STATEMENT

                    -----------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 30, 1999

                    -----------------------------------------

                       THE ACCOMPANYING PROXY IS SOLICITED
                 BY THE BOARD OF DIRECTORS OF SVI HOLDINGS, INC.

                    -----------------------------------------

         An annual meeting of the Stockholders ("Annual Meeting") of SVI Holdings, Inc. (the "Company" or "SVI Holdings") will be held at La Valencia Hotel, 1132 Prospect Street, La Jolla, California 92037, on August 30, 1999 at 9:00 a.m. Pacific Daylight Time.

         The purposes of the Annual Meeting are:

         1)       to elect eight directors;

         2) to approve the Company's change of its state of incorporation from Nevada to Delaware;

         3) to approve a change of the corporate name to "SVI Systems, Inc.";

         4) to approve an increase in the authorized common stock from 50,000,000 shares to 100,000,000 shares;

         5) to approve a change in the Articles of Incorporation and the Bylaws reducing the required quorum at meetings of stockholders from a majority of the outstanding shares to one-third of the outstanding shares;

         6) to ratify the Company's continued engagement of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2000; and

         7) to transact any other business which may properly come before the meeting.

         The Company anticipates that this Proxy Statement and the accompanying form of proxy will be first sent or given to stockholders on or about August 6, 1999.

         Financial information for the Company's fiscal year ended March 31, 1999 is available in the Company's March 31, 1999 Report on Form 10-KSB. Stockholders receiving this Proxy Statement are simultaneously receiving an annual report containing a copy of the Company's Form 10-KSB for the fiscal year ended March 31, 1999. The Company will provide an additional copy of the latest Form 10-KSB or a Form 10-KSB for a prior fiscal year without charge, to each record or beneficial owner of its common stock on the record date, if so requested. If the requestor asks the Company to provide copies of exhibits to the Form 10-KSB, there will be a reasonable charge for copies of the exhibits to the report. Requests for these copies should be directed to the Company at 7979 Ivanhoe Avenue, Suite 500, La Jolla, California 92037, attention: David L. Reese, Secretary.

         The Company will pay all expenses in connection with the solicitation of proxies. The Company will also supply brokers or persons holding stock in the names of brokers or their nominees with the number of proxies, proxy statements and annual reports as they may require for mailing to beneficial owners and will reimburse them for their reasonable mailing expenses. Certain directors, officers and employees of the Company may, without additional compensation, solicit proxies by mail, telephone, facsimile transmission, telegraph or personal interview.

                                VOTING SECURITIES

         The close of business on July 30, 1999 has been fixed by the Board of Directors of the Company as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of July 30, 1999 the Company had outstanding 32,502,045 shares of common stock, all of which are entitled to vote on the matters to come before the Annual Meeting.

         Each outstanding share of common stock entitles the holder to one vote. A quorum must be present at the meeting in order to conduct a vote of the matters outlined above. The presence in person or by proxy of a majority of the outstanding shares of common stock is necessary to constitute a quorum. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. If a quorum is present, the affirmative vote of a majority of shares represented in person or by proxy will be required to approve each matter upon which the stockholders are to vote. Accordingly, any shares present but not voted will be treated as shares voted against approval.

         Any stockholder giving a proxy has the right, at any time before it is voted, to revoke the proxy by giving written notice to the Secretary of the Company, by executing a new proxy containing a later date, or by voting in person at the Annual Meeting. A proxy, when executed and not revoked, will be voted in accordance with its instructions. If a proxy is provided but no instructions are given, the proxy will be voted FOR management's slate of directors, FOR each of agenda items 2 through 5 relating to the Company's reincorporation in Delaware from Nevada, and FOR ratification of the Company's continued engagement of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2000.

                                  AGENDA ITEM 1
                              ELECTION OF DIRECTORS

         Management has nominated the eight persons listed in the chart below for re-election to the Board of Directors of the Company. All nominees have indicated their willingness to serve as directors of the Company. However, if any nominee is unable or should decline to serve as a director, it is the intention of the persons named in the proxy to vote for another person in their discretion.

                                                                                              Director
             Directors/Occupation and Background                                Age            Since
             -------------------------------------                              ----          -------

BARRY M. SCHECHTER. Mr. Schechter has been Chairman of the                       45             1994
Board and Chief Executive Officer of the Company from
February 1994 to the present. He has been Chief Executive
Officer of the Company's predecessor and wholly-owned
subsidiary, Sabica Ventures, Inc., since its inception in February
1990. He also serves as Chairman of the Board of each of the
Company's other subsidiaries. Mr. Schechter is also a director of
Softline Limited, which beneficially owns 58% of the
outstanding common stock of the Company, and which is listed on the Johannesburg Stock Exchange. Mr. Schechter is a
Chartered Accountant (South Africa).

ARTHUR S. KLITOFSKY. Mr. Klitofsky has been Vice President and                   45             1994
a director of the Company from February 1994 to the present. He has been President of SVI Training Products, Inc. since 1991.
From 1985 to 1991, he was Managing Director of Punch Line
Columbia Training Ltd., which became the largest computer
education company in South Africa. Mr. Klitofsky has a
Bachelor of Science Degree in Electrical Engineering from the
University of Witwatersrand, Johannesburg, South Africa and a
Bachelor in Accounting Science Degree from the University of
South Africa.


                                        3


                                                                                              Director
             Directors/Occupation and Background                                Age            Since
             -------------------------------------                              ----          -------

DAVID L. REESE. Mr. Reese became a director of the Company                       54             1998
in July 1998.  He joined the Company in November 1997 and
became Chief Financial Officer and Secretary in February 1998.
Prior to joining the Company, Mr. Reese served as Chief
Financial Officer for Pygmalion Asset Management Company
from 1993 to 1997. Mr. Reese has served in various financial and accounting capacities for a number of public companies over the past twenty years.  Mr. Reese received a B.S. and an M.S.
from the University of Southern California.  He is also a certified public accountant.

DONALD S. RADCLIFFE. Mr. Radcliffe became a director of the                      54             1998
Company in May 1998.  He has been President of Radcliffe &
Associates since 1990. Radcliffe & Associates provides financial consulting services to public companies, and currently provides financial advisory services to the Company. Since 1984 he has also been Executive Vice President and Chief Operating and
Financial Officer of World-Wide Business Centres, which is a privately held operator of shared office space facilities. Mr.
Radcliffe is also a director of Pallet Management Systems Inc., a publicly held company. Mr. Radcliffe received a B.S. from
Lehigh University and an M.B.A. from Dartmouth College. He
is also a certified public accountant.

IVAN M. EPSTEIN.  Mr. Epstein became a director of the                           38             1998
Company in May 1998. He is the Chief Executive Officer and a
director of Softline Limited, which he co-founded in 1988.
Softline is listed in the Electronics sector of the Johannesburg
Stock Exchange and is a developer of specialty information
technology products, with operations throughout southern
Africa, the United Kingdom, Australia and the United States.
Softline Limited beneficially owns 58% of the outstanding
common stock of the Company.


                                        4


                                                                                              Director
             Directors/Occupation and Background                                Age            Since
             -------------------------------------                              ----          -------

GERALD RUBENSTEIN.  Mr. Rubenstein became a director of the                      65             1998
Company in May 1998. He is an attorney in South Africa and is currently a consultant to the law firm of Fluxman Rabinowitz -
Raphaely Weiner. He specializes in corporate finance and
mergers and acquisitions. He is also the Chairman of Protea
Furnishers Limited and Vestacor Limited. He currently serves as a director of seven public companies in South Africa, including
Softline Limited, which beneficially owns 58% of the
outstanding common stock of the Company.

IAN BONNER. Mr. Bonner became a director of the Company in                       44             1998
May 1998. Since 1993 he has held various positions with IBM
Corporation, and he currently serves as Vice President of Partner
Marketing and Programs for the IBM/Lotus/Tivoli Software
Group. His responsibilities include the development and
implementation of marketing campaigns and programs designed
to serve the business partners of IBM, Lotus and Tivoli,
including major accounts, independent software vendors and
global systems integrators. He also oversees the IBM BESTeam and the Lotus Business Partner programs which are designed to provide enhanced opportunities, including education, marketing and training support, to qualified providers of IBM's and Lotus's portfolio of network solutions. Mr. Bonner received a Bachelor of Commerce from the University of the Witwatersrand in 1976 and a graduate degree in Marketing Management and Market
Research and Advertising from the University of South Africa in 1978.


                                        5


                                                                                              Director
             Directors/Occupation and Background                                Age            Since
             -------------------------------------                              ----          -------

MARCEL GOLDING.  Mr. Golding became a director of the                            38             1998
Company in July 1998.  Mr. Golding is Chairman of Hosken
Consolidated Investments Limited and Softline Limited, which beneficially owns 58% of the outstanding common stock of the
Company. He is also a director of Johannesburg Consolidated
Investments Limited and Global Capital Limited. All of these companies are public companies listed on the Johannesburg
Stock Exchange. From 1994 to 1997, Mr. Golding was a
member of Parliament in South Africa. In Parliament he chaired the Minerals and Energy Committee and the Audit Commission,
which was the oversight committee of the office of the Auditor
General. Prior to his election to Parliament, Mr. Golding served as Deputy General Secretary of the National Union of
Mineworkers in South Africa. Mr. Golding holds a Business
Management degree from the University of Capetown.


         There are no family relationships among the directors. There are no arrangements or understandings between any director and any other person pursuant to which that director was or is to be elected.

                        BOARD OF DIRECTORS AND COMMITTEES

         All directors of the Company are elected annually. The eight directors elected at this meeting will serve until the next annual meeting of stockholders or until their successors are elected and qualified.

         During fiscal year 1999, the Board of Directors met 13 times. No director attended less than 75% of the total of Board and committee meetings held during the director's tenure on the Board and its committees.

DIRECTOR COMPENSATION

         There are no standard arrangements by which directors are compensated for their services as directors. Directors of the Company have received no compensation for their service as directors of the Company except stock option grants as follows:


     Name                          Date              Number of Shares          Exercise Price
     ----                          ----              ----------------          --------------

Ian Bonner                   July 1, 1998                  20,000                  $5.00

Ivan M. Epstein              November 18, 1998              5,000                  $6.13

Donald Radcliffe             November 18, 1998              5,000                  $6.13

Marcel Golding               November 18, 1998              5,000                  $6.13

Gerald Rubenstein            November 18, 1998              5,000                  $6.13

Ian Bonner                   November 18, 1998             40,000                  $6.13

Barry M. Schechter           November 18, 1998              5,000                  $6.13

David L. Reese               November 18, 1998              5,000                  $6.13

Arthur S. Klitofsky          November 18, 1998              5,000                  $6.13


COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors formed a Compensation Committee in April 1998. The Compensation Committee's primary function is to oversee the administration of the Company's employee benefit plans and to establish the Company's compensation policies. The Compensation Committee recommends to the Board the compensation arrangements for senior management and directors, adoption of compensation plans in which officers and directors are eligible to participate, and the granting of stock options or other benefits under compensation plans. The Board of Directors as a whole currently approves all grants of stock options under the Company's stock option plans. Current members of the Compensation Committee are Ian Bonner and Donald S. Radcliffe.

         The Board of Directors also formed an Audit Committee in April 1998. The purpose of the Audit Committee is to assist the Board in fulfilling its responsibilities for financial reporting by the Company. The Audit Committee recommends the engagement and discharge of independent auditors, reviews with independent auditors the audit plan and the results of the audit, reviews the independence of the independent auditors, considers the range of audit fees, and reviews the scope and results of the Company's procedures for internal auditing and the adequacy of its system of internal accounting controls. Current members of the Audit Committee are Ian Bonner and Donald S. Radcliffe.

           EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES OF THE COMPANY

         The following background information is provided on the Company's executive officers.

                     Name/Position and Background                                Age                Officer Since
                    ------------------------------                               ----                ----------

BARRY M. SCHECHTER. Chairman of the Board and Chief                               45                    1994
Executive Officer. See "Board of Directors."

ARTHUR S. KLITOFSKY.  Vice President of the Company and                           45                    1994
President of SVI Training Products, Inc. See "Board of
Directors."

DAVID L. REESE.  Chief Financial Officer and Secretary.                           54                    1998
See "Board of Directors."

SHAUN ROSEN.  Mr. Rosen currently serves as Chief                                 41                    1996
Executive Officer of the Company's Retail Operations
division.  Mr. Rosen previously served as Managing
Director of the Company's wholly-owned subsidiary
Divergent Technologies Pty. Ltd.  Mr. Rosen founded
Divergent in South Africa in 1983.  He has a B.Sc. in
Computer Science from the University of Cape Town.

COLIN CHAPMAN.  Mr. Chapman serves as Managing                                    52                    1998
Director of the Company's Divergent Technologies Pty.
Ltd. subsidiary.  He formed Chapman Computers Pty.
Ltd., an Australian provider of accounting and
management computer systems for the retail industry,  in
1980.  Divergent acquired the principal technology and
computer software programs of Chapman in April 1997,
and Mr. Chapman has served in various positions at
Divergent since that date.

SAM PICKARD.  Mr. Pickard co-founded and has served as                            65                    1998
President of Applied Retail Solutions, Inc. since 1987.  He
retained that title after the Company acquired Applied
Retail Solutions in July 1998.

MARK WULFF.  Mr. Wulff joined Island Pacific Systems                              38                    1999
Corporation in 1986 and held various positions including
Vice President.  Island Pacific is an Irvine, California
based provider of retail merchandising and management
software systems marketed under the I3TM brand name.
Upon the acquisition of Island Pacific by the Company in
June 1999, Mr. Wulff became President and a director of
Island Pacific.


                                        8


PHIL FRIESEN.  Mr. Friesen joined Island Pacific in 1982                          42                    1999
and held various positions including Vice President.  Upon
the acquisition of Island Pacific by the Company in June
1999, Mr. Friesen remained Vice President of Island
Pacific.

TODD HAMMETT.  Mr. Hammett joined Island Pacific in                               38                    1999
1990 as Chief Financial Officer.  Mr. Hammett is a
Certified Public Accountant, and prior to joining Island
Pacific, he was employed for seven years at Arthur
Andersen & Co. Upon the acquisition of Island Pacific by
the Company in June 1999, Mr. Hammett remained Chief Financial
Officer and became a director of Island Pacific.


         The executive officers of the Company serve at the pleasure of the Board of Directors and do not have fixed terms. The Board generally elects executive officers at the regular meeting of the Board immediately following the annual stockholder meeting. The Board of Directors may remove any officer of the Company at any time. Persons removed may, however, continue to have contractual rights through employment agreements with the Company.

         There are no family relationships among the executive officers. There are no arrangements or understandings between any executive officer and any other person pursuant to which that officer was elected.


                             EXECUTIVE COMPENSATION

         The following table sets forth, for the periods indicated, a summary of certain compensation of the Company's Chief Executive Officer and the executive officers of the Company who earned more than $100,000 during any of the last three fiscal years (collectively, the "Named Executive Officers").


                           SUMMARY COMPENSATION TABLE

                                                                                                 Securities
Name and Principal Position                               Annual Compensation                    Underlying
---------------------------                               -------------------                     Options
                                                                                                 ----------
                                                   Year                      Salary
                                                   ----                      ------

Barry M. Schechter                                 1999(1)                   $198,000                 110,675
 Chairman, President and Chief                     1998(2)                     86,000                  50,000
 Executive Officer                                 1997(3)                    156,000                       0
                                                   1996(4)                    138,000                       0

Arthur S. Klitofsky                                1999(1)                   $134,100                  35,000
 President of SVI Training                         1998(2)                     66,000                  20,000
                                                   1997(3)                    127,000                  57,000
                                                   1996(4)                    114,000                 200,000

Shaun Rosen                                        1999(1)                   $165,000                  80,000
 Chief Executive Officer, Retail                   1998(2)                     82,500                       0
 Operations                                        1997(3)                    165,000                       0
                                                   1996(4)                          0                       0

(1)      For the twelve month period ended March 31, 1999.
(2)      For the six month period ended March 31, 1998.
(3)      For the twelve month period ended September 30, 1997.
(4)      For the twelve month period ended September 30, 1996.

The Company also provides certain compensatory benefits and other non-cash compensation to the Named Executive Officers. The incremental cost to the Company of all such benefits and other compensation paid in the years indicated to each such person was less than 10% of his reported compensation and also less than $50,000.

The following table sets forth the information concerning individual grants of stock options during the last fiscal year to the Named Executive Officers.


                                              OPTION GRANTS IN LAST FISCAL YEAR
                                                     (Individual Grants)
                                   Number of              Percent of Total
                                   Securities              Options Granted
                                   Underlying              to Employees in
                                Options Granted              Fiscal Year            Exercise or
           Name                       (#)                      ($/Sh)                Base Price      Expiration
           ----                      -----                    -------                ----------      ----------
Barry M. Schechter                   65,375                    6.6%                     $4.54        April 2001

Barry M. Schechter                   40,300                    4.1%                     $6.70        November 2003

Barry M. Schechter                    5,000                    0.5%                     $6.13        November 2001

Arthur S. Klitofsky                  30,000                    3.0%                     $3.00        April 2001

Arthur S. Klitofsky                   5,000                    0.5%                     $6.13        November 2001

Shaun Rosen                          80,000                    8.1%                     $3.00        April 2001


The following table sets forth the information concerning each exercise of stock options during the last fiscal year by each of the Named Executive Officers and the fiscal year end value of unexercised options.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES
                                                                               Number of
                                                                               Securities               Value of
                                                                               Underlying            Unexercised In-
                                                                              Unexercised               The-Money
                                                                             Options at FY-          Options At FY-
                                                                                End (#)                  End($)
                             Shares Acquired         Value Realized           Exercisable/            Exercisable/
         Name                on Exercise (#)               ($)               Unexercisable            Unexercisable
         ----                ---------------              -----              -------------            -------------
Barry M.                              0                       0                 160,675/0            $1,486,028/$0
Schechter

Arthur S.                       205,000              $1,254,375                 112,000/0            $1,278,625/$0
Klitofsky

Shaun Rosen                           0                       0                  80,000/0              $870,000/$0


STOCK OPTION PLANS

The Company has two stock option plans. The Incentive Stock Option Plan (the "1989 Plan") provides for issuance of incentive stock options to purchase up to 1,500,000 shares of the Company's common stock to employees of the Company.

The 1989 Plan is administered by the Board of Directors, which establishes the terms and conditions of each option grant. Incentive stock options must be granted at an exercise price of at least the market value of the common stock on the date of grant, except for recipients who own 10% or more of the Company's outstanding common stock, in which case the exercise price on the date of grant must be at least 110% of the market value of the common stock. Additionally, the options must not have a term of in excess of 10 years, or five years if the recipient owns more than 10% of the outstanding common stock.

The 1998 Incentive Stock Plan (the "1998 Plan") reserves 3,500,000 shares of common stock for issuance pursuant to incentive stock options, non-statutory options, stock bonuses, stock appreciation rights and stock purchase agreements. The exercise price of options is determined by the Board of Directors, but the exercise price may not be less than 100% of the fair market value on the date of the grant, in the case of incentive stock options, or 85% of the fair market value on the date of the grant, in the case of non-statutory stock options. Options under the 1998 Plan must vest over a period not to exceed five years.

                              EMPLOYMENT AGREEMENTS

         The Company entered into an employment agreement with Barry M. Schechter effective October 1, 1997. This agreement will continue until September 30, 2000 unless earlier terminated for cause. Under the agreement Mr. Schechter has the right to annual compensation of $180,000 for the first year of the agreement, $240,000 for the second year of the agreement and $300,000 for the third year of the agreement. In addition, Mr. Schechter is entitled to receive options on each anniversary of the agreement to purchase the number of shares equal to 150% of his annual compensation for the prior year divided by the average price per share for the 30 day period preceding such anniversary. This average price per share will also be the exercise price of the options. The agreement states that options will be fully vested when issued, assignable, and exercisable for five years after the date of the grant. Mr. Schechter has agreed to receive non- assignable options for his first and second annual grants so that these options could be issued under the 1989 Plan.

         Shaun Rosen entered into an employment agreement with Divergent dated November 5, 1996. The agreement will continue in effect until November 4, 2001, unless earlier terminated by Divergent or Mr. Rosen. Mr. Rosen continues to be employed under this agreement although his position is now with the Company's main operating subsidiary. The agreement provides for an initial annual salary of $147,500. The salary is subject to annual increases to reflect inflation and discretionary annual increases. If Divergent terminates the agreement without cause, it will be required to pay all salary and benefits which would have accrued for the remainder of the five-year term of the agreement. The agreement further provides that Mr. Rosen will not compete with Divergent in Australia for three years after termination of the agreement.

                            AGENDA ITEMS 2 THROUGH 5
                         REINCORPORATION IN DELAWARE AND
                   RELATED CHANGES TO ORGANIZATIONAL DOCUMENTS

         The following discussion summarizes certain aspects of the proposed reincorporation in Delaware (the "Reincorporation") and changes to the Company's organizational documents occurring simultaneously with the Reincorporation. It is a summary only and is subject to:

              o      the Nevada Revised Statutes ("Nevada Law")

              o the General Corporation Law of the State of Delaware ("Delaware Law")

              o the Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached as Exhibit A

              o the current Articles of Incorporation of the Company (the "Nevada Charter")

              o the Certificate of Incorporation of SVI Systems, Inc. (the "Delaware Charter"), a copy of which is attached as Exhibit B

              o      the current Bylaws of the Company (the "Nevada Bylaws")

              o the Bylaws of SVI Systems, Inc. (the "Delaware Bylaws"), a copy of which is attached as Exhibit C.

         Copies of the Nevada Charter and the Nevada Bylaws are available from the Company at no charge upon written request.

         REQUIRED STOCKHOLDERS VOTE

         Stockholders are being asked to vote separately on the Reincorporation and each of three material changes to the Company's organizational documents. Stockholders are not being asked to vote separately on non-material changes to the organizational documents or changes made solely to conform to differences between Delaware Law and Nevada Law. These differences are summarized in the discussions below. In the event some but not all of the following proposals are adopted by the stockholders, the Board of Directors will determine which if any of the approved proposals will be implemented.

         The Board of Directors approved the Reincorporation and the change of corporate name to "SVI Systems, Inc." on July 29, 1998. The Board approved the form of the Delaware Charter and the Delaware Bylaws on July 28, 1999. Under Nevada Law, the merger which will effect the Reincorporation must be approved by the affirmative vote of the holders of a majority of the outstanding shares of

Company common stock. Although all changes to the Company's organizational documents could be approved by the same vote which approves the Reincorporation, the Company will seek the vote of a majority of the outstanding shares of Company common stock for each such separate proposal. Softline Limited ("Softline") owns a sufficient number of shares of Company common stock in order to approve the Reincorporation and each of the changes to the Company's organizational documents. Softline has indicated that it intends to vote FOR the Reincorporation and each of the changes to the Company's organizational documents.

AGENDA ITEM 2 - REINCORPORATION IN DELAWARE

         PURPOSE OF THE REINCORPORATION

         The primary reason for the Board's recommendation of the Reincorporation is the well-developed case law interpreting Delaware Law. The Board believes the guidance of prior Delaware decisions will allow it to more effectively perform its duties. Although the provisions of Nevada Law are similar in a number of respects to those of Delaware Law, there is a lack of predictability under Nevada Law resulting from the limited body of case law interpreting Nevada Law. Delaware law and the court decisions construing it are widely regarded as the most extensive and well-defined body of corporate law in the United States.

         Delaware has a long-established policy of encouraging companies to incorporate in that state. In furtherance of that policy, Delaware has been a leader in adopting comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Delaware's courts have therefore developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware Law and establishing public policies with respect to corporate legal issues.

         The Board therefore believes that the overall effect of the Reincorporation will be to enhance the Board's ability to consider all appropriate courses of action with respect to significant transactions, along with more general corporate matters, for the benefit of all stockholders. Moreover, the Board believes that enhanced certainty with respect to the duties of directors could be an important factor in attracting and retaining quality persons to serve on the Board of Directors.

         MECHANICS OF THE REINCORPORATION

         The Reincorporation will be effected by merging the Company with and into SVI Systems, Inc. ("SVI Systems"), a Delaware corporation. SVI Systems has been formed solely for the purpose of this merger (the "Merger") and has no operations. At the effective time of the Merger, the corporate existence of the Company will cease and each share of SVI Holdings common stock issued and outstanding immediately prior to the Merger will be converted automatically into one share of SVI Systems common stock. Each outstanding option to purchase SVI Holdings common stock will be converted into an option to purchase the same number of shares of SVI Systems common stock. Holders of SVI Holdings common stock certificates may be asked to surrender such certificates in exchange for an SVI Systems common stock certificate. Unless and until surrendered, each certificate representing SVI Holdings common stock will be deemed to represent the same number of shares of SVI Systems.

         From and after the effective time of the Merger: (i) the name of the surviving corporation will be "SVI Systems, Inc." (assuming the stockholders approve the name change); (ii) SVI Systems will conduct business as presently conducted by the Company; (iii) the charter and bylaws of SVI Systems in effect immediately prior to the Merger will be the charter and bylaws of the surviving corporation (assuming the stockholders approve the material changes proposed separately); and (iv) the directors and officers of SVI Holdings immediately prior to the Merger will be the directors and officers of SVI Systems.

         Following the consummation of the Merger and the resulting change of the Company's name to "SVI Systems, Inc.," the SVI Systems common stock will be identified by a new CUSIP number and will trade on the American Stock Exchange under the symbol "SVI." The Merger may be abandoned by the Boards of Directors of the Company and SVI Systems at any time prior to the effective time of the Merger, notwithstanding the approval of the Merger by the Company's stockholders. If the Merger is abandoned, the Board of Directors of the Company may in its discretion implement changes to the organizational documents approved by the stockholders at the Annual Meeting, although such changes would in that case be made to the Nevada Charter and the Nevada Bylaws, as appropriate.

         The Boards of Directors of the Company and SVI Systems may amend the Merger Agreement at any time prior to the effective time of the Merger. If the amendment would alter or change the amount or nature of the securities of SVI Systems to be received in the merger, or would otherwise adversely affect the holders of SVI Holdings common stock, the Company will seek shareholder approval of such amendment.

         NO DISSENTERS RIGHT IN RESPECT OF THE MERGER

         The Company's stockholders will have no right of dissent in connection with the Merger due to a Nevada statutory exemption for companies whose securities trade on a national securities exchange. SVI Holdings common stock is listed on the American Stock Exchange and after the Merger, the shares of SVI Systems common stock will be listed on the American Stock Exchange. The Board of Directors of SVI Systems has no present intention to take any action to delist the SVI Systems common stock from the American Stock Exchange.

         CONVERSION OF COMPANY COMMON STOCK

         By virtue of the Merger, each share of SVI Holdings common stock will be converted, without any action on the part of the holder thereof, into one share of SVI Systems common stock.

         PLEASE DO NOT SEND IN ANY OF YOUR STOCK CERTIFICATES REPRESENTING SHARES OF COMPANY COMMON STOCK. UNTIL SUCH TIME AS SURRENDER OF SVI HOLDINGS COMMON STOCK IS REQUIRED, DELIVERY OF SVI HOLDINGS STOCK CERTIFICATES WILL CONSTITUTE DELIVERY FOR TRANSACTIONS IN SHARES OF SVI SYSTEMS COMMON STOCK AFTER THE EFFECTIVE DATE OF THE MERGER. FOLLOWING CONSUMMATION OF THE MERGER, POSITIONS IN SHARES OF SVI HOLDINGS COMMON STOCK HELD WITH THE DEPOSITORY TRUST COMPANY WILL BE TRANSFERRED AUTOMATICALLY TO POSITIONS IN THE SAME NUMBER OF SHARES OF SVI SYSTEMS COMMON STOCK.

         APPROVALS

         A Certificate of Merger must be filed with the State of Delaware and Articles of Merger must be filed with the State of Nevada to effect the Merger. In addition, SVI Systems will be required to file a new registration statement with the Securities and Exchange Commission on Form 8-A, and a substitution listing application with the American Stock Exchange. Except for these filings, no federal or state regulatory requirements apply and no approvals are required in connection with the Merger.

         COMPARISON OF DELAWARE LAW TO NEVADA LAW

         The corporation laws of Delaware and Nevada differ in some respects. It is impracticable to summarize all of the differences in this Proxy Statement, but certain differences between Nevada Law and Delaware Law that could affect the rights of stockholders of the Company are as follows:

         1. Tender Offer and Business Combination Statutes. Delaware Law regulates hostile takeovers by providing that an "interested stockholder," defined as a stockholder owning 15% or more of the corporation's voting stock or an affiliate or associate thereof, may not engage in a "business combination" transaction, defined to include a merger, consolidation or a variety of self-dealing transactions, with the corporation for a period of three years from the date on which such stockholder became an "interested stockholder" unless (i) prior to such date the corporation's board of directors approved either the "business combination" transaction or the transaction in which the stockholder became an "interested stockholder", (ii) the stockholder, in a single transaction in which he became an "interested stockholder," acquires at least 85% of the voting stock outstanding at the time the transaction commenced (excluding shares owned by certain employee stock plans and persons who are directors and also officers of the corporation) or (iii) on or subsequent to such date, the "business combination" transaction is approved by the corporation's board of directors and authorized at an annual or special meeting of the corporation's stockholders, by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the "interested stockholder." A Delaware corporation may elect not to be governed by Section 203 of the Delaware Law by an express provision to that effect in its Articles of Incorporation, but SVI Systems has not made such election. Accordingly, SVI Systems will be subject to Section 203.

            Nevada Law regulates hostile takeovers of publicly traded corporations by providing that an "interested stockholder," defined as a stockholder owning 10% or more of the corporation's voting stock or an affiliate or associate thereof, may not engage in a "business combination" with the corporation for a period of three years from the date on which such stockholder became an "interested stockholder" unless (i) prior to such date the corporation's board of directors approved either the "business combination" transaction or the transaction in which the stockholder became an "interested stockholder" or (ii) no earlier than three years after such stockholder became an "interested stockholder" the majority of the outstanding voting power approves the "business combination." Nevada Law further regulates tender offers and business combinations involving certain Nevada corporations by providing that any acquisition by a person, either directly or indirectly, of ownership of, or the power to direct the voting of, 20% or more ("Control Shares") of the outstanding voting securities of a corporation is a "Control Share Acquisition." These provisions apply only to "issuing corporations," which are (i) corporations with at least 200 stockholders, at least 100 or more of which are located in Nevada, and (ii) which do business in Nevada. A Control Share Acquisition must be approved by a majority of each class of outstanding voting securities of such corporation excluding the shares held or controlled by the person seeking approval before the Control Shares may be voted. A special meeting of stockholders must be held by the corporation to approve a Control Share Acquisition within 50 days after a request for such meeting is submitted by the person seeking to acquire control. If the Control Shares are accorded full voting rights and the acquiring person has acquired Control Shares with a majority or more of the voting power of the Corporation, all stockholders who have not voted in favor of granting full voting rights to the Control Shares would have dissenters right. Nevada Law provides that a corporation may elect out of the Control Share protections by expressly specifying so in its articles or bylaws. SVI Holdings has not elected out of these provisions, but believes that they have not applied because SVI Holdings has not met the definition of an "issuing corporation."

         2. Removal of Directors. Under Nevada Law, a vote of two-thirds of the outstanding voting shares is required to remove a director. Under Delaware Law, the holders of a majority of shares entitled to vote at a meeting may remove one or more directors.

         3. Personal Liability of Directors. Under Delaware Law, directors are jointly and severally liable to a corporation for violations of statutory provisions relating to the purchase or redemption of a corporation's own shares or the payment of dividends, for a period of six years from the date of such unlawful act. A director who was either absent or dissented from the taking of such action may exonerate himself from liability by causing his dissent to be entered in the corporation's minutes. Under Nevada Law, directors are jointly and severally liable to the corporation for violations of statutory provisions relating to the purchase of a corporation's own shares, the payment of dividends, the distribution of assets in liquidation or any loans or guarantees made to a director, until the repayment thereof. Under Nevada Law, absent directors are not liable as long as they did not vote for or assent to any of the illegal acts and, unlike Delaware Law, Nevada Law allows a director who was present at a meeting which approved an illegal act to avoid liability, even if he did not register his dissent in the minutes of the meeting, by voting against the illegal act and registering his dissent at a later time in a separate writing filed with the secretary of the meeting.

         4. Loans to Officers. Under Nevada Law, there is no specific restriction with respect to a loan or guaranty to or for the benefit of a corporation's officers or employees and those of its subsidiaries. However, such transactions may be void or voidable if the transaction at issue is not fair to the corporation at the time it is authorized or approved by the board. Under Delaware Law, a corporation may make loans to, guarantee the obligations of, or otherwise assist, its officers or other employees and those of its subsidiaries when such action, in the judgment of the Company's Board of Directors, may reasonably be expected to benefit the Company.

         5. Indemnification. Delaware and Nevada have similar laws with respect to indemnification by a corporation of its officers, directors, employees and other agents. For example, the laws of both states permit corporations to adopt a provision in the Certificate or Articles of Incorporation eliminating the liability of a director (and also an officer in the case of Nevada) to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty of care (and the fiduciary duty of loyalty as well in the case of Nevada). There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

            The Delaware Charter eliminates the liability of directors to the fullest extent permissible under Delaware Law. The Nevada Charter likewise eliminates the liability of directors and officers to the fullest extent permissible under Nevada Law. Under Nevada Law, such provision may not eliminate or limit director or officer liability for: (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) the payment of unlawful dividends or distributions. Under Delaware Law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit.

            The limitations of liability provisions permissible under Delaware Law and Nevada Law may not limit a director's liability for violation of, or otherwise relieve a corporation or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

            Nevada Law and Delaware Law require indemnification when the individual has successfully defended the action on the merits or otherwise. Nevada Law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel, or by a majority vote of a quorum of the stockholders that indemnification is proper in the circumstances. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware Law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation.

         6. Inspection of Stockholders' List. Nevada Law permits any person who has been a stockholder of record for at least six months, or any person holding at least 5% of all outstanding shares, to inspect the stockholders' list of a corporation for a purpose reasonably related to such person's interest as a stockholder. Delaware Law permits any stockholder to inspect a corporation's stockholders' list for a purpose reasonably related to such person's interest as a stockholder and, during the ten days preceding a stockholders' meeting, for any purpose germane to that meeting.

         7. Payments of Dividends. Nevada Law permits the payment of dividends if, after the dividends have been paid, the corporation is able to pay its debts as they become due in the usual course of business (equity test for insolvency), and the corporation's total assets are not less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the dividend payment, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the dividend (balance sheet test for insolvency). In addition, Nevada Law generally provides that a corporation may redeem or repurchase its shares only if the same equity and balance sheet tests for insolvency are satisfied.

            Delaware Law permits the payment of dividends out of surplus or, if there is no surplus, out of net profits for the current and preceding fiscal years (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). Surplus is the excess, if any, of the stockholders' equity over stated capital of a corporation. In addition, Delaware Law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation. The ability of a Delaware corporation to pay dividends on, or to make repurchases or redemptions of, its shares is dependent on the financial status of the corporation standing alone and not on a consolidated basis. In determining the amount of surplus of a Delaware corporation, the assets of the corporation, including stock of subsidiaries owned by the corporation, must be valued at their fair market value as determined by the Board of Directors, without regard to their historical book value.

         CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

         For federal income tax purposes (i) the Merger will constitute a reorganization within the meaning of 368(a) of the Code, (ii) no gain or loss will be recognized by Company stockholders as a consequence of the Merger, (iii) a stockholder's aggregate tax basis in SVI Systems common stock after the Merger will be the same as such holder's aggregate tax basis in the shares of SVI Holdings common stock immediately prior to the Merger, (iv) a stockholder's holding period in SVI Systems common stock received in the Merger will include the period in which the SVI Holdings common stock was held, provided the SVI Holdings common stock was held as a capital asset at the time of the Merger, and
(v) no gain or loss will be recognized by SVI Holdings or SVI Systems as a consequence of the Merger.

AGENDA ITEM 3 - CHANGE OF THE CORPORATE NAME TO SVI SYSTEMS, INC.

         The Board of Directors has determined to change the name of the Company to SVI Systems, Inc. to better reflect the primary business of the Company. The name change will be reflected in the Delaware Charter if this proposal is approved by stockholders. The name change should not have any adverse effect on stockholders.

AGENDA ITEM 4 - INCREASE IN AUTHORIZED CAPITALIZATION

         If this proposal is approved by the stockholders, the Delaware Charter will authorize 100,000,000 shares of $0.0001 par value common stock and 5,000,000 shares of $0.0001 par value preferred stock. The Nevada Charter authorizes 50,000,000 shares of $0.0001 par value common stock and 5,000,000 shares of $0.0001 preferred stock. The Company currently has issued and outstanding 32,502,045 shares of common stock. The Company also has reserved for issuance under currently outstanding options and warrants, and for options or other convertible securities authorized but not yet issued under the 1989 Plan and the 1998 Plan, a total of 3,152,015 shares of common stock.

         Authorization of 50,000,000 additional shares of common stock in the Delaware Charter will give the Company additional flexibility to raise capital in public or private transactions through the issuance of common stock, and to issue common stock in acquisitions of businesses or assets, without the time and expense needed to obtain further stockholder approval. However, the rules of the American Stock Exchange will require the Company to seek stockholder approval as a prerequisite to listing additional shares issued in the following circumstances:

         o If the Company proposes to issue, as consideration for an acquisition of the stock or assets of another company, shares representing 5% or more of the total outstanding shares prior to the transaction, if any director, officer or substantial shareholder of the Company has a 5% or greater interest (or such persons collectively have a 10% or greater interest) in the company or assets to be acquired or in the consideration to be paid in the transaction.

         o If the Company proposes to issue, as consideration for an acquisition of the stock or assets of another company, shares representing 20% or more of the total outstanding shares prior to the transaction.

         o If the Company proposes to issue shares at a price less than fair market value (or book value, if higher than fair market value) which together with sales by officers, directors or principal shareholders of the company, if any, equals 20% of more of the total outstanding shares prior to the transaction.

         Where such rules do not apply, the Company may issue or reserve shares in merger or acquisition transactions, in capital raising transactions or otherwise, without further stockholder approval. Any such issuances will have the effect of diluting existing stockholders.

         The Company has no current plans to issue or reserve any additional shares of common stock or preferred stock.

AGENDA ITEM 5 - REDUCTION IN QUORUM

         Under the Nevada Charter, a majority of the shares of common stock entitled to vote must be represented in person or by proxy in order to constitute a quorum for the conduct of business at a meeting of stockholders. The Delaware Charter does not specify the required quorum for conduct of business at stockholders meetings. The proposed Delaware Bylaws state that one-third of the common stock entitled to vote, represented in person or by proxy, will constitute a quorum at meetings of stockholders. This lower quorum requirement is consistent with Delaware Law and with the rules of the American Stock Exchange. The Company believes that reducing the required presence for a quorum will make it easier for the Company to obtain the necessary approval for important corporate actions which require stockholder approval without the delays and costs associated with hiring proxy solicitors. The reduced quorum requirement could however lead to the approval of important corporate actions by stockholders representing significantly less than an absolute majority of the outstanding shares.

                                  AGENDA ITEM 6
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Deloitte & Touche LLP served as the Company's independent accounts for the fiscal year ended March 31, 1999. The Company's Audit Committee and the Board of Directors intend to continue Deloitte & Touche LLP's engagement for the fiscal year ending March 31, 2000.

         Although not required by law, management is asking the stockholders to ratify the engagement of Deloitte & Touche LLP. The Company does not expect a representative of Deloitte & Touche LLP to be present at the meeting.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Set forth below is a description of transactions entered into between the Company and certain of its executive officers, directors and stockholders holding more than 5% of the outstanding common stock during the last two years. Certain of these transactions will continue in effect and may result in conflicts of interest between the Company and such individuals. Although these persons may owe fiduciary duties to the Company and its stockholders, there is a risk that such conflicts of interest may not be resolved in favor of the Company.

TRANSACTIONS WITH SOFTLINE LIMITED

         Softline Limited ("Softline") beneficially owns 58% of the outstanding common stock of the Company, and is therefore a parent corporation to the Company. Softline is a South African company listed on the Johannesburg Stock Exchange.

         Effective October 1, 1997, the Company consummated an indivisible group of agreements with Softline and Hosken Consolidated Investments Limited ("HCI"), which resulted in Softline acquiring a majority interest in the Company and the Company's acquisition of IBIS Systems Pty. Ltd. ("IBIS"). HCI is also a South African company listed on the Johannesburg Stock Exchange. The group of agreements are as follows:

         o Sales of Shares Agreement: by this agreement, the Company acquired 100% of the equity of Anniston Ventures Ltd. and IBIS in exchange for the issuance of 5,000,000 shares of Company common stock to Softline.

         o Share Swap Agreement: by this agreement, the Company issued 7,536,000 shares of its common stock to Softline in exchange for certain technology assets and 22,130,000 shares of the common stock of Softline.

         o Renunciation Agreement: by this agreement, the Company renounced its rights in favor of HCI to the Softline shares acquired through the Share Swap Agreement in exchange for $7,662,000 cash paid by HCI.

         As part of its acquisition of IBIS, the Company assumed an earn-out obligation payable to the management of IBIS based upon the financial performance of IBIS in 1998 and 1999. The Company and Softline settled the earn-out in connection with the Company's sale of IBIS as described below.

         In summary, the agreements described above provided that the Company issued 12,536,000 shares of its common stock in exchange for 100% of the equity of Anniston and IBIS, certain technology assets and cash of $7,662,000. Softline, through these transactions, and through separate purchases of 4,000,000 shares of SVI's common stock from certain stockholders of the Company, acquired a total of 16,536,000 shares of the Company's common stock constituting at that time approximately 59% of the Company's total outstanding common stock.

         In February 1996, the Company acquired 48,639,000 shares of Softline, which at that time represented a 40% interest in Softline, for $2,097,767. The Company sold 28,763,000 of such shares in April 1997, and the remaining 19,876,000 shares in October 1997.

         During the third quarter of the fiscal year 1999, the Company loaned $5,213,636 to Softline to facilitate the payment by Softline of an earn-out due to an officer of the Company by Softline. The loan was paid off during the fourth quarter of the fiscal year 1999. Interest income received under this loan was $163,093 for the year ended March 31, 1999.

         Effective April 1, 1998, the Company took assignment of Softline's rights under an acquisition agreement to acquire certain assets of Triple-S Computers Pty. Limited of Cape Town, South Africa. On May 27, 1998, the Company agreed to reimburse Softline for the $546,902 in acquisition costs incurred by Softline for Triple-S through the issuance of 119,869 shares of SVI Holdings common stock valued at the then market price of $4.56 per share. The share certificates for these shares were not however issued until March 31, 1999.

         On December 31, 1998, the Company agreed to issue to Softline 28,125 shares of SVI Holdings common stock, valued at the then market price of $7.31 per share, to reimburse Softline for $205,594 in costs borne by it in connection with the acquisition by the Company's SVI Training Products, Inc. subsidiary of the "compAssess" product. The share certificates for these shares were not however issued until March 31, 1999.

         On April 14, 1999, Softline exercised options to purchase 1,994,267 shares of SVI Holdings common stock at $2.00 per share. The Company used the $3,988,534 in proceeds from this exercise to fund a portion of the $35,000,000 purchase price for its Island Pacific Systems Corporation subsidiary.

         Barry M. Schechter was at all relevant times a director of Softline. Subsequent to Softline acquiring majority control of the Company, Ivan M. Epstein, Gerald Rubenstein and Marcel Golding, each directors of Softline, became directors of the Company.

OTHER TRANSACTIONS

         Claudav Holdings Ltd. B.V., which beneficially owns 16.4% of the outstanding common stock of the Company, from time to time provided unsecured loans to the Company to cover operating expenses. These loans bore interest at rates agreed to periodically between Claudav Holdings and the Company. The outstanding loan balances were $0, $14,552 and $301,645 as of March 31, 1999, March 31, 1998 and September 30, 1997.

         During the first calendar quarter of 1999, Claudav Holdings loaned $2,300,000 to the Company to fund a portion of the $35,000,000 purchase price for Island Pacific System Corporations. Interest is payable at the prime rate of interest, with no stated maturity date.

         On May 1, 1999, the Company completed the sale of all of its stock in IBIS Systems Pty. Ltd., previously a wholly-owned subsidiary of the Company, to Kielduff Investments Limited, an Ireland corporation which is owned and controlled by Peter Nagle and other former management of IBIS. The sale price for IBIS was (a) $2,250,000 cash, (b) 141,000 shares of SVI Holdings common stock, (c) the surrender by Mr. Nagle of the net shares issuable upon exercise of an option to purchase 50,000 shares of SVI Holdings common stock at $3.00 per share; and (d) a promissory note (the "IBIS Note") in the amount of $18,108,000, due October 1, 1999, bearing interest from May 1, 1999 at 2% over the base prime rate for U.S. dollar deposits quoted by HSBC Plc. The promissory note is secured by a pledge in favor of SVI of all of the common stock of IBIS.

         As part of the transaction, the Company agreed to pay to Systems for Business Incorporated, a British Virgin Islands corporation affiliated with Mr. Nagle, the $4,500,000 which is last payable under the IBIS Note, in settlement of certain obligations assumed by the Company from Softline in connection with the acquisition of IBIS.

         The Company recorded the sale of IBIS with a total sale price of $18,000,000. As described above, the Company acquired IBIS in a series of transactions with Softline effective October 1, 1997, and the Company at that time recorded a purchase price for IBIS of $7,500,000.

         The Company also agreed with Kielduff that for a period of two years following the sale of IBIS, the Company will not (a) solicit the customers of IBIS or (b) compete against the business of IBIS in the United Kingdom.

         Divergent leases its principal offices in Sydney, Australia from Reefmist Pty. Limited, a company affiliated with Shaun Rosen. The current monthly base rental is $13,596.

         On October 1, 1997, the Company issued options to purchase 50,000 shares at $2.00 per share to Madison Avenue Leasing, a Company affiliated with Donald S. Radcliffe, in exchange for the forgiveness of registration rights held by Madison Avenue Leasing on shares of common stock purchased in a private placement. This transaction was negotiated at arm's length before Mr.
Radcliffe was a director of the Company.

         Madison Avenue Leasing exercised options for 18,000 shares on February 1, 1999 and for an additional 21,000 shares on April 27, 1999. Radcliffe & Associates exercised outstanding options (granted more than two years ago) for 40,000 shares at $0.30 per share on December 4, 1997, for 35,000 shares at $0.30 per share on April 13, 1998, and for 20,000 shares at $0.30 per share on January 4, 1999. Mr. Radcliffe exercised outstanding options (granted more than two years ago) for 50,000 shares at $1.00 per share on December 4, 1997.

         In addition to the option grants to directors described under "Director Compensation," the Company issued the following options to executive officers during the past two years:


        Name                          Date                    Number of Shares               Exercise Price
        ----                          ----                    ----------------               --------------
Barry M. Schechter              November 1, 1997                   30,000                          $3.03

Russell Schechter               November 1, 1997                   20,000                          $2.75

Arthur S. Klitofsky             November 1, 1997                   20,000                          $2.75

David L. Reese                  November 1, 1997                   10,000                          $2.75

Barry M. Schechter              November 3, 1997                   20,000                          $2.75

Barry M. Schechter                 April 1, 1998                   65,375                          $4.54

David L. Reese                     April 1, 1998                   30,000                          $3.00

Arthur S. Klitofsky                April 1, 1998                   30,000                          $3.00

Shaun Rosen                        April 1, 1998                   80,000                          $3.00

Peter Nagle                        April 1, 1998                   50,000                          $3.00

David L. Reese                 November 18, 1998                   16,000                          $6.13


         The following directors and executive officers exercised options during the past two years


        Name                    Date of Exercise              Number of Shares               Exercise Price
        ----                    ----------------              ----------------               --------------

Arthur S. Klitofsky               October 1, 1998                    5,000                        $0.75

Arthur S. Klitofsky               October 1, 1998                  200,000                        $0.50

David L. Reese                  November 11, 1998                    7,700                        $2.75

David L. Reese                    January 4, 1999                    2,300                        $2.75

David L. Reese                    January 4, 1999                   30,000                        $3.00


                          COMPLIANCE WITH SECTION 16(a)
                    UNDER THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires that the Company's directors, executive officers and persons who own more than ten percent of the Company's common stock file with the Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Commission regulations require these persons to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and internal records of the Company concerning transactions in common stock, the following reporting persons filed late reports under Section 16(a) during or with respect to the fiscal year ended March 31, 1999: Ian Bonner (1 report, 0 transactions), Ivan Epstein (1 report, 0 transactions), Donald S. Radcliffe (3 reports, 4 transactions), Gerald Rubenstein (1 report, 0 transactions), Arthur S. Klitofsky (2 reports, 14 transactions), and Softline Limited (2 reports, 2 transactions).

         The Company believes that Peter Nagle, who is no longer an executive officer of the Company by virtue of the sale of the Company's IBIS subsidiary, may be required to report certain transactions in Company common stock under
Section 16(a). These transactions, if reportable, would relate to the acquisition and disposition of a total of 141,000 shares of SVI Holdings common stock which were ultimately used by a company affiliated with Mr. Nagle to pay a portion of the purchase price for IBIS. The Company has advised Mr. Nagle of his potential obligation to report these transactions and holdings under Section 16(a), but Mr. Nagle has not to date filed any such reports or confirmed that the transactions are not reportable under Section 16(a).

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table shows beneficial ownership of shares of the Company's outstanding common stock as of June 30, 1999 (i) by all persons known by the Company to own more than 5% of such stock and (ii) by each director, each of the executive officers, and all directors and executive officers as a group. Except as otherwise specified, the address for each person is 7979 Ivanhoe Avenue, Suite 500, La Jolla, California 92037. As of July 30, 1999, there were 32,502,045 shares of common stock outstanding.

          Name and Address of                   Amount and Nature        Percent
            Beneficial Owner                 of Beneficial Ownership      Owned
          -------------------                  -------------------       -------

SOFTLINE LIMITED                                    19,121,994(2)         58.0%
  16 Commerce Crescent
  Eastgate Extension 13
  Sandton 2148
  South Africa

CLAUDAV HOLDINGS LTD. B.V.                              5,324,500         16.4%
  9 Rue Charles Humbert
  1205 Geneva
  Switzerland

BARRY M. SCHECHTER                                5,487,175(1)(2)         16.8%

DAVID L. REESE                                             18,000         < 1%

ARTHUR S. KLITOFSKY                                    486,800(2)         1.5%

DONALD S. RADCLIFFE                                 673,100(2)(3)         2.1%
  575 Madison Avenue
  New York, NY  10022

IVAN M. EPSTEIN                                          5,000(2)         < 1%
  2 Victoria
  Eastgate Extension 13
  Sandton 2148
  South Africa

GERALD RUBENSTEIN                                        5,000(2)         < 1%
  16 Commerce Crescent
  Eastgate Extension 13
  Sandton 2148
  South Africa

IAN BONNER                                              60,000(2)         < 1%
  5527 Inverrary Court
  Dallas, Texas 75287

MARCEL GOLDING                                           5,000(2)         < 1%
  16 Commerce Crescent
  Eastgate Extension 13
  Sandton 2148
  South Africa

SHAUN ROSEN                                             80,000(2)         < 1%
  Level 1
  35 Spring Street
  Bondi Junction
  Sydney, NSW 2022
  Australia

All directors and executive                          6,820,075(2)         20.5%
officers as a group (9 persons)

         (1) Includes all of the shares held by Claudav Holdings Ltd. B.V., for which Mr. Schechter holds a revocable proxy, and 2,000 shares held by minor children of Mr. Schechter.

         (2) Includes shares issuable upon the exercise of options within sixty days of the record date as follows: Softline Limited -- 443,733; Barry M. Schechter - 160,675; Donald S. Radcliffe (and an affiliate) -- 321,000; Arthur S. Klitofsky -- 112,000; Ivan M. Epstein -- 5,000; Marcel Golding -- 5,000; Gerald Rubenstein -- 5,000; Ian Bonner -- 60,000; and Shaun Rosen -- 80,000.

         (3) Includes 101,400 shares held by various entities for which Mr. Radcliffe may be deemed the beneficial owner. Does not include 118,000 shares held by Mr. Radcliffe's wife, for which Mr. Radcliffe disclaims beneficial ownership.

                STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

         Proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company on or before March 31, 2000 in order to be eligible for inclusion in the Company's proxy statement and form of proxy. To be so included, a proposal must also comply with all applicable provisions of Rule 14a-8 under the Securities Exchange Act of 1934 and with the Delaware Bylaws attached as Exhibit C to this Proxy Statement.

                    OTHER MATTERS TO BE PRESENTED AT MEETING

         Management does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to vote such proxy in accordance with their best judgment on such matters.



                                       By Order of the Board of Directors



                                       DAVID L. REESE
                                       Secretary
July 30, 1999

                               SVI HOLDINGS, INC.
                         7979 Ivanhoe Avenue, Suite 500
                           La Jolla, California 92037
                                 (858) 551-2365

                    -----------------------------------------

                                      PROXY

                    -----------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 30, 1999

                    -----------------------------------------

                           THIS PROXY IS SOLICITED BY
                            THE BOARD OF DIRECTORS OF
                               SVI HOLDINGS, INC.

                    -----------------------------------------

         The undersigned stockholder of SVI Holdings, Inc., a Nevada corporation, hereby appoints Barry M. Schechter, Chief Executive Officer and Chairman of the Board, or in his absence, David L. Reese, Chief Financial Officer and Secretary, my proxy to attend and represent me at the annual meeting of the stockholders of the corporation to be held on August 30, 1999 at 9:00 A.M. (PDT), and at any adjournment thereof, and to vote my shares on any matter or resolution which may come before the meeting and to take any other action which I could personally take if present at the meeting.

1.       ELECTION OF DIRECTORS

         Management has nominated the following eight persons to stand for election. You may vote "for" or you may withhold your vote from any of those persons nominated and vote "for" a person nominated by others or write in your own nominee. To date, no one has been nominated by anyone other than management.

         a.       Barry M. Schechter        For               _____
                                            Withhold          _____

         b.       Arthur S. Klitofsky       For               _____
                                            Withhold          _____

         c.       David L. Reese            For               _____
                                            Withhold          _____

         d.       Donald S. Radcliffe       For               _____
                                            Withhold          _____

         e.       Ivan M. Epstein           For               _____
                                            Withhold          _____

         f.       Gerald Rubenstein         For               _____
                                            Withhold          _____

         g.       Ian Bonner                For               _____
                                            Withhold          _____

         h.       Marcel Golding            For               _____
                                            Withhold          _____

         i.       _______________           For               _____
                  Other                     Withhold          _____

2.       REINCORPORATION IN DELAWARE

         To approve the merger of the Company with and into its wholly owned Delaware subsidiary, which merger will cause a change in the Company's state of incorporation from Nevada to Delaware, including changes to the organizational documents of the Company to conform to Delaware law and certain other non-material changes.

For _______________        Against _______________       Abstain _______________

3.       CHANGE OF CORPORATION NAME

         To approve a change of the corporate name to "SVI Systems, Inc."

For _______________        Against _______________       Abstain _______________

4.       INCREASE IN AUTHORIZED CAPITALIZATION

         To approve an increase in the authorized common stock from 50,000,000 shares to 100,000,000 shares.

For _______________        Against _______________       Abstain _______________

5.       REDUCTION IN QUORUM

         To approve a reduction in the required quorum for meetings of stockholders from a majority of outstanding shares to one-third of the outstanding shares.

For _______________        Against _______________       Abstain _______________

6.       ENGAGEMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         To ratify the continued engagement of Deloitte & Touche LLP as the Company's independent public accountants and auditors for the fiscal year ending March 31, 2000.

For _______________        Against _______________       Abstain _______________

Failure to check any of these boxes for each proposal will give Barry M. Schechter or David L. Reese the authority to vote the proxy at his discretion. This Proxy gives authority to my proxy to vote for me on such other matters as may properly come before this meeting.


                            Number of Shares Owned:____________

                            Dated:_____________________________


                            -----------------------------------
                            Signature of Stockholder
                            (Sign exactly as name appears on stock certificate)

                                    EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER
                              OF SVI SYSTEMS, INC.,
                             A DELAWARE CORPORATION,
                                       AND
                               SVI HOLDINGS, INC.,
                              A NEVADA CORPORATION

         THIS AGREEMENT AND PLAN OF MERGER dated as of ___________, 1999 (the "Agreement") is between SVI Systems, Inc., a Delaware corporation ("SVI Delaware"), and SVI Holdings, Inc., a Nevada corporation ("SVI Nevada"). SVI Delaware and SVI Nevada are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

         A. SVI Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 105,000,000 shares, $0.0001 par value, of which 100,000,000 shares are designated "Common Stock," and 5,000,000 shares are designated "Preferred Stock." The Preferred Stock of SVI Delaware is undesignated as to series, rights, preferences, privileges or restrictions. As of ___________, 1999, 100 shares of Common Stock were issued and outstanding, all of which are held by SVI Nevada, and no shares of Preferred Stock were issued and outstanding.

         B. SVI Nevada is a corporation duly organized and existing under the laws of the State of Nevada and has an authorized capital of 55,000,000 shares, $0.0001 par value, of which 50,000,000 are designated "Common Stock," and 5,000,000 shares are designated "Preferred Stock." The Preferred Stock of SVI Nevada is undesignated as to series, rights, preferences, privileges or restrictions. As of ____________, 1999, _________ shares of Common Stock were issued and outstanding, and no shares of Preferred Stock were issued and outstanding.

         C. The Board of Directors of SVI Nevada has determined that, for the purpose of effecting the reincorporation of SVI Nevada in the State of Delaware, it is advisable and in the best interests of SVI Nevada and its shareholders that SVI Nevada merge with and into SVI Delaware upon the terms and conditions herein provided.

         D. The respective Boards of Directors of SVI Delaware and SVI Nevada have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective shareholders and executed by the undersigned officers.

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, SVI Delaware and SVI Nevada hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                    I. MERGER

         1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the Nevada Corporation Law, SVI Nevada shall be merged with and into SVI Delaware (the "Merger"), the separate existence of SVI Nevada shall cease and SVI Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and SVI Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be SVI Systems, Inc.

         1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

         (a) This Agreement and the Merger shall have been adopted and approved by the shareholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the Nevada Corporation Law;

         (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

         (c) An executed Certificate of Merger or an executed, acknowledged and certified counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

         (d) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Nevada Corporation Law shall have been filed with the Secretary of State of the State of Nevada.

         The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

         1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of SVI Nevada shall cease and SVI Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger,
(ii) shall be subject to all actions previously taken by its and SVI Nevada's Boards of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of SVI Nevada in the manner as more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of SVI Nevada in the same manner as if SVI Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the Nevada General Corporation Law.

                  II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

         2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of SVI Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         2.2 BYLAWS. The Bylaws of SVI Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         2.3 DIRECTORS AND OFFICERS. The directors and officers of SVI Nevada immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their respective successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                       III. MANNER OF CONVERSION OF STOCK

         3.1 SVI NEVADA COMMON STOCK. Upon the Effective Date of the Merger, each share of SVI Nevada Common Stock, $0.0001 par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be changed and converted into and exchanged for one fully paid and nonassessable share of Common Stock, $0.0001 par value, of the Surviving Corporation.

         3.2 SVI NEVADA OPTIONS AND STOCK PURCHASE RIGHTS. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option plans (including without limitation the Incentive Stock Option Plan and the 1998 Incentive Stock Plan) and all other employee benefit plans (including without limitation the 401(k) Plan) of SVI Nevada. Each outstanding and unexercised option or other right to purchase or security convertible into SVI Nevada Common Stock shall become an option or right to purchase or a security convertible into the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of SVI Nevada Common Stock issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such SVI Nevada option, stock purchase right or convertible security at the Effective Date of the Merger. There are no options, purchase rights for or securities convertible into Preferred Stock of SVI Nevada.

         A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights or convertible securities equal to the number of shares of SVI Nevada Common Stock so reserved immediately prior to the Effective Date of the Merger.

         3.3 SVI DELAWARE COMMON STOCK. Upon the Effective Date of the Merger, each share of Common Stock, $0.0001 par value, of SVI Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by SVI Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

         3.4 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of SVI Nevada Common Stock may be asked to surrender the same for cancellation to an exchange agent, whose name will be delivered to such holders prior to any requested exchange (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which such holders' shares of SVI Nevada Common Stock were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of SVI Nevada Common Stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation's Common Stock into which such shares of SVI Nevada Common Stock were converted in the Merger.

         The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

         Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of SVI Nevada so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

         If any certificate for shares of SVI Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to SVI Delaware or the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of SVI Delaware that such tax has been paid or is not payable.

                                   IV. GENERAL

         4.1 COVENANTS OF SVI DELAWARE. SVI Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

         (a) Qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law;

         (b) File any and all documents with the California Franchise Tax Board necessary for the assumption by SVI Delaware of all of the franchise tax liabilities of SVI Nevada; and

         (c) Take such other actions as may be required by the California General Corporation Law or the Nevada Corporation Law.

         4.2 FURTHER ASSURANCES. From time to time, as and when required by SVI Delaware or by its successors or assigns, there shall be executed and delivered on behalf of SVI Nevada such deeds and other instruments, and there shall be taken or caused to be taken by SVI Delaware and SVI Nevada such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by SVI Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of SVI Nevada and otherwise to carry out the purposes of this Agreement, and the officers and directors of SVI Delaware are fully authorized in the name and on behalf of SVI Nevada or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         4.3 ABANDONMENT. At any time before the filing of this Agreement with the Secretary of State of the State of Delaware, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either SVI Nevada or SVI Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of SVI Nevada or by the sole stockholder of SVI Delaware, or by both.

         4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Nevada and Delaware, provided that an amendment made subsequent to the adoption and approval of this Agreement and the Merger by the shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement, if in the case of clause (2) or (3) such alteration or change would adversely affect the holders of any class of shares or series thereof of such Constituent Corporation.

         4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, Delaware 19801, County of New Castle, and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

         4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 7979 Ivanhoe Avenue, Suite 500, La Jolla, California 92037, and copies thereof will be furnished to any shareholder of either Constituent Corporation, upon request and without cost.

         4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Nevada General Corporation Law.

         4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of SVI Delaware and SVI Nevada, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

SVI SYSTEMS, INC.,
a Delaware corporation


By:_______________________
Name:_____________________
Title:____________________

ATTEST:


By:_______________________
Name:_____________________
Title:____________________

SVI HOLDINGS, INC.,
a Nevada corporation


By:_______________________
Name:_____________________
Title:____________________

ATTEST:


By:_______________________
Name:_____________________
Title:____________________

                                    EXHIBIT B


                          CERTIFICATE OF INCORPORATION


                                       OF


                                SVI SYSTEMS, INC.


The undersigned, a natural person (the "Sole Incorporator"), for the purpose of organizing a corporation to conduct the business and promote the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware hereby certifies that:

                                    ARTICLE I

The name of this corporation is SVI Systems, Inc. (the "Corporation").

                                   ARTICLE II

The address of this Corporation's registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                                   ARTICLE III

The purpose of this Corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the Delaware General Corporation Law (the "Law").

                                   ARTICLE IV

(A) CLASSES OF STOCK. This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The Corporation is authorized to issue One Hundred Million (100,000,000) shares of Common Stock, par value $.0001 and Five Million (5,000,000) shares of Preferred Stock, par value $.0001.

(B) RIGHTS, PREFERENCES AND RESTRICTIONS OF PREFERRED STOCK. The Board of Directors ("Board") is authorized, subject to limitations prescribed by the Law, and by the provisions of this Article, to provide for the issuance of shares of Preferred Stock in series, to establish from time to time the number of shares to be included in each series and to determine the designations, relative rights, preferences and limitations of the shares of each series. The authority of the Board with respect to each series includes determination of the following:

         (1) The number of shares in and the distinguishing designation of that series;

          (2) Whether shares of that series shall have full, special, conditional, limited or no voting rights, except to the extent otherwise provided by the Law;

          (3) Whether shares of that series shall be convertible and the terms and conditions of the conversion, including provision for adjustment of the conversion rate in circumstances determined by the Board;

          (4) Whether shares of that series shall be redeemable and the terms and conditions of redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions or at different redemption dates;

          (5) The dividend rate, if any, on shares of that series, the manner of calculating any dividends and the preferences of any dividends;

          (6) The rights of shares of that series in the event of voluntary or involuntary dissolution of the Corporation and the rights of priority of that series relative to the Common Stock and any other series of Preferred Stock on the distribution of assets on dissolution; and

          (7) Any other rights, preferences and limitations of that series that are permitted by law.

                                    ARTICLE V

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for conduct as a director, provided that this Article shall not eliminate the liability of a director for any act or omission for which such elimination of liability is not permitted under the Law. No amendment to the Law that further limits the acts or omissions for which elimination of liability is permitted shall affect the liability of a director for any act or omission which occurs prior to the effective date of the amendment. Any repeal or modification of this Article V shall be prospective and shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

                                   ARTICLE VI

The Corporation shall indemnify any current or former director or officer and may indemnify any current or former employee or agent of the Corporation to the fullest extent not prohibited by law, who is made, or threatened to be made, a party to an action, suit or proceeding, whether civil, criminal, administrative, investigative or other (including an action, suit or proceeding by or in the right of the Corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation or a fiduciary within the meaning of the Employee Retirement Income Security Act of 1974 with respect to any employee benefit plan of the Corporation, or serves or served at the request of the Corporation as a director, officer, employee or agent, or as a fiduciary of an employee benefit plan, of another corporation, partnership, joint venture, trust or other enterprise, if he acted in good faith and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The Corporation shall pay for or reimburse the reasonable expenses incurred by any such current or former director or officer and may pay for or reimburse the reasonable expenses incurred by any such current or former employee or agent, in any such proceeding in advance of the final disposition of the proceeding upon receipt of an undertaking by the person to repay all amounts advanced if it should ultimately be determined that the person is not entitled to be indemnified under this Article VI or otherwise. No amendment to this Article that limits the Corporation's obligation to indemnify any person shall have any effect on such obligation for any act or omission that occurs prior to the later of the effective date of the amendment or the date notice of the amendment is given to the person. This Article shall not be deemed exclusive of any other provisions for indemnification or advancement of expenses of directors, officers, employees, agents and fiduciaries that may be included in any statute, bylaw, agreement, general or specific action of the Board, vote of shareholders or other document or arrangement.

                                   ARTICLE VII

Elections of directors need not be by written ballot except and to the extent provided in the Bylaws of the Corporation.

                                  ARTICLE VIII

The Corporation is to have a perpetual existence.

                                   ARTICLE IX

The Corporation reserves the right to repeal, alter, amend or rescind any provision contained in this Certificate of Incorporation and/or any provision contained in any amendment to or restatement of this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

                                    ARTICLE X

No holder of shares of stock of the Corporation shall have any preemptive or other right, except as such rights are expressly provided by contract, to purchase or subscribe for or receive any shares of any class, or series thereof, of stock of the Corporation, whether now or hereafter authorized, or any warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any share of any class, or series thereof, of stock; but such additional shares of stock and such warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock may be issued or disposed of by the Board to such persons, and on such terms and for such lawful consideration as in its discretion it shall deem advisable or as the Corporation shall have by contract agreed.

                                   ARTICLE XI

The Board may from time to time make, amend, supplement or repeal the Bylaws by the requisite affirmative vote of directors as set forth in the Bylaws; provided, however, that the stockholders may change or repeal any bylaw adopted by the Board by the requisite affirmative vote of stockholders as set forth in the Bylaws; and, provided further, that no amendment or supplement to the Bylaws adopted by the Board shall vary or conflict with any amendment or supplement thus adopted by the stockholders.

                                  ARTICLE XII

The name and the mailing address of the Sole Incorporator is Norman L. Smith, 401 B Street, Suite 1200, San Diego, California 92101.

IN WITNESS WHEREOF, this Certificate of Incorporation has been signed this _____ day of _______________, 1999 by the undersigned who affirms that the statements made herein are true and correct.


                                                 -------------------------------
                                                 Norman L. Smith
                                                 Sole Incorporator

                                    EXHIBIT C

                                     BYLAWS

                                       OF

                                SVI SYSTEMS, INC.
                             A DELAWARE CORPORATION


                                    ARTICLE I

                                     OFFICES
                                     -------

         Section 1. OFFICES. The principal office of the corporation shall be located at 7979 Ivanhoe Avenue, Suite 500, La Jolla, California, County of San Diego. The name of its registered agent is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware, County of New Castle. The corporation may have such other offices, either within or outside Delaware, as the board of directors may designate or as the business of the corporation may require from time to time.

         Section 2. REGISTERED OFFICE AND AGENT. The registered office of the corporation required by the General Corporation Law of the State of Delaware to be maintained in Delaware may be, but need not be, identical with the principal office if in Delaware. The registered agent or the address of the registered office, or both, may be changed from time to time by the board of directors.

                                   ARTICLE II

                                  STOCKHOLDERS
                                  ------------

         Section 1. ANNUAL MEETING. The annual meeting of the stockholders shall be held at such place and at such time as the board of directors shall determine in compliance with these bylaws and the Delaware General Corporation Law for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the state where the meeting is to be held, such meeting shall be held on the next succeeding business day. If the election of directors shall not be held on the day designated herein for any annual meeting of the stockholders, or at any adjournment thereof, the board of directors shall cause the election to be held at a special meeting of the stockholders as soon thereafter as conveniently may be. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be:
(A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (B) otherwise properly brought before the meeting by or at the direction of the board of directors, or (C) otherwise properly brought before the meeting by a stockholder.

         Section 2. SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose, unless otherwise prescribed by statute, may be called by the president, chief executive officer, the board of directors or the holders of not less than ten percent of all of the outstanding shares entitled to vote at the meeting of the board of directors. Business transacted at any special meeting shall be limited to the purposes stated in the notice of special meeting.

         Section 3. PLACE OF MEETING. The board of directors may designate any place as the place for any annual meeting or for any special meeting called by the board of directors. A waiver of notice signed by all stockholders entitled to vote at a meeting may designate any place as the place for such meeting. If no designation is made, or if a special meeting shall be called otherwise than by the board, the place of meeting shall be the principal business office of the corporation.

         Section 4. NOTICE OF MEETING. Written or printed notice stating the place, day and hour of the meeting, and, in case of a special meeting or as otherwise required by the General Corporation Law of Delaware, the purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, private carrier, telegraph, teletype, electronically transmitted facsimile or other form of wire or wireless communication, by or at the direction of the president, the secretary or the officer or persons calling the meeting, to each stockholder of record entitled to vote at such meeting, except to the extent that a longer notice period is required by the General Corporation Law of Delaware. If mailed and in comprehensible form, such notice shall be deemed to be given and effective when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid. If notice is given other than by mail, and provided that such notice is in comprehensible form, the notice is given and effective on the date received by the stockholder. If requested by the person or persons lawfully calling such meeting, the secretary shall give notice thereof at corporate expense. No notice need be sent to any stockholder of record if three successive letters mailed to the last known address of such stockholder have been returned as undeliverable until such time as another address for such stockholder is made known to the corporation. In order to be entitled to receive notice of any meeting, a stockholder shall advise the corporation in writing of any change in such stockholder's mailing address as shown on the corporation's books and records.

         Section 5. WAIVER OF NOTICE. Whenever any notice is required to be given to any stockholder of the corporation, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. The attendance of a stockholder at a meeting shall constitute a waiver of notice of such meeting, except where a stockholder attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

         Section 6. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. For the purpose of determining stockholders entitled to (i) notice of or vote at any meeting of stockholders or any adjournment thereof, (ii) receive distributions or share dividends, or (iii) exercise any rights of a stockholder pursuant to these bylaws, or to make a determination of stockholders for any other proper purpose, the board of directors may fix a future date as the record date for any such determination of stockholders, such date in any case to be not more than sixty days, and, in case of a meeting of stockholders, not less than ten days, prior to the date on which the particular action requiring such determination of stockholders is to be taken. If no record date is fixed by the directors, the record date shall be the date on which notice of the meeting is given to stockholders, or the date on which the resolution of the board of directors providing for a distribution is adopted, as the case may be. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof unless the board of directors fixes a new record date.

         Notwithstanding the above, the record date for determining the stockholders entitled to take action without a meeting or entitled to be given notice of action so taken shall be the date a writing upon which the action is taken is first received by the corporation.

         Section 7. STOCKHOLDERS' LISTS. The officer or agent having charge of the stock transfer books for shares of the corporation shall make, at least ten days before each meeting of stockholders, a complete list of the stockholders entitled to be given notice of such meeting, or any adjournment thereof, arranged by voting groups and within each voting group by class of series of shares, in alphabetical order within each class or series, with the address of and the number of shares of each class or series held by each stockholder. The stockholders' list shall be available for inspection by any stockholder, beginning the earlier of ten days before the meeting for which the list was prepared and continuing through the meeting, and any adjournment thereof, at the principal office of the corporation, whether within or outside Delaware, at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder or his agent or attorney during the whole time of the meeting or any adjournment thereof. The original stock transfer books shall be prima facie evidence as to who are the stockholders entitled to examine such list or transfer books or to vote at any meeting of stockholders.

         Section 8. CHAIRMAN OF MEETINGS. The president shall call meetings of stockholders to order and act as chairman of such meetings. In the absence of the president, an appropriate officer may call the meeting to order and a chairman shall be elected. In the absence of the secretary and any assistant secretary of the corporation, any person appointed by the chairman shall act as secretary of such meetings.

         Section 9. QUORUM AND ADJOURNMENT. One-third of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. If less than one-third of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice, for a period not to exceed thirty days for any one adjournment. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, unless the meeting is adjourned and a new record date is set for the adjourned meeting.

         Section 10. MAJORITY VOTE. If a quorum exists, action on a matter is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless a greater number of affirmative votes is required by law, the Certificate of Incorporation or these bylaws.

         Section 11. PROXIES. At all meetings of stockholders, a stockholder may vote by proxy executed in writing by the stockholder or his duly authorized attorney in fact. Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting. No proxy shall be valid after three years from the date of its execution, unless otherwise provided in the proxy.

         Section 12. VOTING OF SHARES. Unless otherwise provided in the Certificate of Incorporation, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Certificate of Incorporation as permitted by the Delaware General Corporation Law. Cumulative voting shall not be allowed.

         Section 13.  VOTING OF SHARES BY CERTAIN HOLDERS.

          (a) Persons other than the corporation holding stock in a fiduciary capacity shall be entitled to vote the shares so held. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the corporation he or she has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his or her proxy, may represent such stock and vote thereon.

          (b) If shares or other securities having voting power stand of record in the names of two or more persons, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

                  (1) If only one votes, the act of such person binds all;

                  (2) If more than one vote, the act of the majority so voting binds all;

                  (3) If more than one vote and if the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or any person voting the shares, or a beneficiary, if any, may apply to the Court of Chancery of the State of Delaware or such other court as may have jurisdiction to appoint an additional person to act with the person so voting the shares, which shall then be voted as determined by a majority of such persons and the person appointed by the court. If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this subsection shall be a majority or even split in interest.

         Section 14. INFORMAL ACTION BY STOCKHOLDERS. Any action required to be taken at a meeting of the stockholders, or any other action which may be taken at a meeting of the stockholders, may be taken without a meeting if a consent (or counterparts thereof) in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than a majority of all outstanding shares of the corporation entitled to vote thereon and shall be delivered to the corporation by delivery to its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective unless within sixty days of the earliest dated consent delivered in the manner required by this section to the corporation, written consents are delivered to the corporation as herein provided. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than a unanimous written consent shall be given to those stockholders who have not consented in writing.

                                   ARTICLE III

                               BOARD OF DIRECTORS
                               ------------------

         Section 1. GENERAL POWERS. The business and affairs of the corporation shall be managed by its board of directors, except as otherwise provided in the Delaware General Corporation Law or the Certificate of Incorporation.

         Section 2. NUMBER, TENURE AND QUALIFICATIONS. The number of directors of the corporation shall be not less than five (5) nor more than eight (8), with the exact number of directors to be fixed by the board of directors by resolution from time to time. Directors shall be elected at each annual meeting of stockholders. Each director shall hold office until his successor shall have been elected and qualified. Directors need not be residents of Delaware or stockholders of the corporation. Directors shall be removable in the manner provided by the statutes of Delaware.

         Section 3. VACANCIES. Except as otherwise provided by law, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors, or by a sole remaining director. Any such directorship not so filled by the directors shall be filled by election at the next annual meeting of stockholders or at a special meeting of stockholders called for that purpose.

         Section 4. REGULAR MEETINGS. A regular meeting of the board of directors shall be held without other notice than this bylaw immediately after and at the same place as the annual meeting of stockholders. The board of directors may provide by resolution the time and place for the holding of additional regular meetings without other notice than such resolution.

         Section 5. SPECIAL MEETINGS. Special meetings of the board of directors may be called by or at the request of the president or any two directors. The person or persons authorized to call special meetings of the board of directors may fix any place as the place for holding any special meeting of the board of directors called by them.

         Section 6. NOTICE. Notice of any special meeting shall be given at least two days previously thereto by written notice either delivered personally or mailed to each director at his business address, or by notice transmitted by telegraph, telex, electronically transmitted facsimile or other form of wire or wireless communication. If mailed, such notice shall be deemed to be delivered three days after such notice is deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. If notice be given by telex, electronically transmitted facsimile or similar form of wire or wireless communication, such notice shall be deemed to be given and to be effective when sent. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

         Section 7. WAIVER OF NOTICE. Any director may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting unless at the beginning of the meeting, or promptly upon his later arrival, the director objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting.

         Section 8. QUORUM. A majority of the number of directors fixed by
Section 2 of this Article II, or such lesser number of directors as shall then be in office, shall constitute a quorum for the transaction of business at any meeting of the board of directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

         Section 9. MANNER OF ACTING. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, unless a different number is provided by law, the Certificate of Incorporation or these bylaws.

         Section 10. COMPENSATION. By resolution of the board of directors, any director may be paid any one or more of the following: his expenses, if any, of attendance at meetings; a fixed sum for attendance at each meeting; a stated salary as director; or such other compensation as the corporation and the director may reasonably agree upon. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

         Section 11. PRESUMPTION OF ASSENT. A director of the corporation who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless
(i) the director objects at the beginning of the meeting, or promptly upon his arrival, to the holding of the meeting or the transaction of business at the meeting and does not thereafter vote for or assent to any action taken at the meeting, (ii) the director contemporaneously requests that his or her dissent or abstention as to any specific action taken be entered in the minutes of the meeting or (iii) the director shall cause written notice of his or her dissent or abstention as to any specific action to be received by the presiding officer of the meeting or by the corporation promptly after adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

         Section 12. TRANSACTIONS WITH DIRECTORS.

         (a) Any contract or other transaction or determination between the corporation and one or more of its directors, or between the corporation and another party in which one or more of its directors are interested, shall be valid notwithstanding the relationship or interest or the presence or participation of such director or directors in a meeting of the board of directors or a committee thereof which acts upon or in reference to such contract, transaction or determination, if:

                  (1) The material facts as to such relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or committee and it authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; or

                  (2) The material facts as to such relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

                  (3) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof or the stockholders.

         (b) None of the provisions of this section shall invalidate any contract, transaction or determination which would otherwise be valid under applicable law.

         Section 13. RESIGNATION. Any director may resign at any time by giving written notice to the president or to the secretary of the corporation. Such resignation shall take effect at the time the notice is received by the corporation unless the notice specifies a later effective date; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Section 14. REMOVAL. The stockholders may, at a meeting called for the express purpose of removing directors, by a majority vote of the shares entitled to vote at an election of directors, remove the entire board of directors or any lesser number, with or without cause.

         Section 15. INFORMAL ACTION BY DIRECTORS. Any action required or permitted to be taken at a meeting of the directors or any committee designated by the board may be taken without a meeting if a consent (or counterparts thereof) in writing, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof. Such consent shall have the same force and effect as a unanimous vote of the directors and shall be filed with the minutes of the corporation. Unless the consent specifies a different effective date, action taken under this Section is effective at the time the last director signs a writing describing the action taken, unless before such time any director has revoked his consent by a writing signed by the director and received by the president or secretary of the corporation.

         Section 16. TELEPHONIC MEETINGS. Members of the board of directors or any committee designated by the board may participate in a meeting of the board of directors or committee by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear one another at the same time. Such participation shall constitute presence in person at the meeting.

                                   ARTICLE IV

                                   COMMITTEES
                                   ----------

         Section 1. DESIGNATION. The Board of Directors may designate from among its members an executive committee and/or one or more other committees, each consisting of one or more directors. The designation of a committee, and the delegation of authority to it, shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.No member of any committee shall continue to be a member thereof after ceasing to be a director of the corporation. The Board of Directors shall have the power at any time to increase or decrease the number of members of any committee, to fill vacancies thereon, to change any member thereof and to change the functions or terminate the existence thereof.

         Section 2. POWERS. Any such committee, to the extent provided by resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation; adopting an agreement of merger or consolidation; recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets; recommending to the stockholders a dissolution Of the corporation or a revocation of a dissolution; or amending the Bylaws of the corporation; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger with respect to the merger into the corporation of a subsidiary of which at least 90 percent of the outstanding shares of each class are owned by the corporation.

         Section 3.  PROCEDURES; MEETINGS; QUORUM.

         (a) The Board of Directors shall appoint Chairman and the committee shall appoint a secretary who may, but need not, be a member of the committee. The chairman shall preside at all committee meetings and the secretary of the committee shall keep a record of its acts and proceedings.

          (b) Regular meetings of a committee, of which no notice shall be necessary, shall be held on such days and at such places as shall be fixed by resolution adopted by the committee. Special meetings of a committee shall be called at the request of the Chairman or the President or of any member of the committee, and shall be held upon such notice as is required by these Bylaws for special meetings of the Board of Directors, provided that notice by word of mouth or telephone shall be sufficient if received in the city where the meeting is to be held not later than the day immediately preceding the day of the meeting. A waiver of notice of a meeting, signed by the person or persons entitled to such notice, whether before or after the event stated therein, shall be deemed equivalent to the giving of such notice.

          (c) Attendance of any member of a committee at a meeting shall constitute a waiver of notice of the meeting. A majority of a committee, from time to time, shall be necessary to constitute a quorum for the transaction of any business, and the act of a majority of the members present at a meeting at which a quorum is present shall be the act of the committee. Members of a committee may hold a meeting of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at the meeting.

          (d) Any action which may be taken at a meeting of a committee may be taken without a meeting if a consent in writing setting forth the actions so taken shall be signed by all members of the committee entitled to vote with respect to the subject matter thereof. The consent shall have the same effect as a unanimous vote of the committee.

          (e) The Board of Directors may vote to the members of any committee a reasonable fee as compensation for attendance at meetings of the committee.

                                    ARTICLE V

                               OFFICERS AND AGENTS
                               -------------------

         Section 1. GENERAL. The officers of the corporation shall be a chairman, chief executive officer, president, one or more vice presidents, a secretary and a chief financial officer. The board of directors may appoint such other officers, assistant officers, committees and agents, including a chairman of the board, assistant secretaries and assistant treasurers, as they may consider necessary, who shall be chosen in such manner and hold their offices for such terms and have such authority and duties as from time to time may be determined by the board of directors. The salaries of all the officers of the corporation shall be fixed by the board of directors. One person may hold two or more offices. In all cases where the duties of any officer, agent or employee are not prescribed by the bylaws or by the board of directors, such officer, agent or employee shall follow the orders and instructions of the president.

         Section 2. ELECTION AND TERM OF OFFICE. The officers of the corporation shall be elected by the board of directors annually at the first meeting of the board held after each annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until the first of the following to occur: until his successor shall have been duly elected and shall have qualified; or until his death; or until he shall resign; or until he shall have been removed in the manner hereinafter provided.

         Section 3. REMOVAL. Any officer or agent may be removed by the board of directors or by the executive committee whenever in its judgment the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not in itself create contract rights.

         Section 4. RESIGNATION. Any officer may resign at any time by giving written notice thereof to the corporation. Such resignation is effective when the notice is received by the corporation unless the notice specifies a later effective date. Unless otherwise stated in the notice, no acceptance of the resignation shall be necessary to render such resignation effective.

         Section 5. VACANCIES. A vacancy in any office, however occurring, may be filled by the board of directors for the unexpired portion of the term.

         Section 6. CHAIRMAN. The Chairman, if any, shall preside at all meetings of the board of directors and of the stockholders at which he or she shall be present. He or she shall have and may exercise such powers as are, from time to time, assigned to him or her by the board of directors and as may be provided by law.

         Section 7. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer of the corporation shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a Chairman at all meetings of the board of directors. He or she shall have the general powers and duties of management usually vested in the Chief Executive Officer of a corporation, including general supervision, direction and control of the business and supervision of other officers of the corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these By-laws. The Chief Executive Officer shall, without limitation, have the authority to execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.

         Section 8. PRESIDENT. Subject to such supervisory powers as may be given by these By-laws or the Board of Directors to the Chairman of the Board or the Chief Executive Officer, if there be such officers, the President shall have general supervision, direction and control of the business and supervision of other officers of the corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these By-laws. In the event a Chief Executive Officer shall not be appointed, the President shall have the duties of such office.

         Section 9. VICE PRESIDENTS. The vice presidents shall assist the president and shall perform such duties as may be assigned to them by the president or by the board of directors. In the absence of the president, the vice president, if any (or, if there be more than one, the vice presidents in the order designated by the board of directors, or if the board makes no such designation, then the vice president designated by the president, or if neither the board nor the president makes any such designation, the senior vice president as determined by first election to that office), shall have the powers and perform the duties of the president.

         Section 10. SECRETARY. The secretary shall: (a) keep the minutes of the proceedings of the stockholders, executive committee and the board of directors;
(b) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation and affix the seal to all documents when authorized by the board of directors; (d) keep at its registered office or principal place of business within or outside Delaware a record containing the names and addresses of all stockholders and the number and class of shares held by each, unless such a record shall be kept at the office of the corporation's transfer agent or registrar; (e) sign with the president, or a vice president, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the board of directors; (f) have general charge of the stock transfer books of the corporation, unless the corporation has a transfer agent; and (g) in general, perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the president or by the board of directors. Assistant secretaries, if any, shall have the same duties and powers, subject to supervision by the secretary.

         Section 11. CHIEF FINANCIAL OFFICER. The chief financial officer shall be the principal financial officer of the corporation, shall have the care and custody of all funds, securities, evidences of indebtedness and other personal property of the corporation and shall deposit the same in accordance with the instructions of the board of directors. He shall receive and give receipts and acquittances for money paid in on account of the corporation, and shall pay out of the funds on hand all bills, payrolls and other just debts of the corporation of whatever nature upon maturity. He shall perform all other duties incident to the office of the chief financial officer and, upon request of the board, shall make such reports to it as may be required at any time. He shall, if required by the board, give the corporation a bond in such sums and with such sureties as shall be satisfactory to the board, conditioned upon the faithful performance of his duties and for the restoration to the corporation of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation. He shall have such other powers and perform such other duties as may from time to time be prescribed by the board of directors or the president. The assistant treasurers, if any, shall have the same powers and duties, subject to the supervision of the chief financial officer.

         The chief financial officer shall also be the principal accounting officer of the corporation. He shall prescribe and maintain the methods and systems of accounting to be followed, keep complete books and records of account, prepare and file all local, state and federal tax returns, prescribe and maintain an adequate system of internal audit and prepare and furnish to the president and the board of directors statements of account showing the financial position of the company and the results of its operations.

         Section 12. ABSENCE OR DISABILITY OF OFFICERS. In the case of the absence or disability of any officer of the corporation and of any person hereby authorized to act in such officer's place during such officer's absence or disability, the Board of Directors may delegate the powers and duties of such officer to any officer or to any director, or to any other person who it may select.

                                   ARTICLE VI

                           STOCK AND TRANSFER THEREOF
                           --------------------------

         Section 1.  CERTIFICATES.

         (a) The board of directors shall be authorized to issue any of its classes of shares with or without certificates. The fact that the shares are not represented by certificates shall have no effect on the rights and obligations of stockholders.

         (b) If the shares are represented by certificates, such certificates shall be consecutively numbered and signed, either manually or by facsimile, in the name of the corporation by one or more persons designated by the board of directors. Certificates for shares shall be of such form and device as the board of directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a summary statement or reference to the powers, designations, preferences or other special rights of such stock and the qualifications, limitations or restrictions of such preferences and/or rights, if any; a statement or summary of liens, if any, a conspicuous notice of restrictions upon transfer or registration of transfer, if any, a statement as to any applicable voting trust agreement; and, if the shares be assessable, or, if assessments are collectible by personal action, a plain statement of such facts.

         (c) In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of its issue. Certificates of stock shall be in such form consistent with law as shall be prescribed by the board of directors.

         (d) If shares are not represented by certificates, within a reasonable time following the issue or transfer of such shares, the corporation shall send the stockholder a complete written statement of all information required to be provided to holders of uncertificated shares by the Delaware General Corporation Law.

         Section 2. CONSIDERATION FOR SHARES. Shares shall be issued for such consideration, expressed in dollars as shall be fixed from time to time by the board of directors. Such consideration may consist in whole or in part of money, other property, tangible or intangible, negotiable, recourse promissory notes secured by collateral other than the shares being purchased, or labor or services actually performed for the corporation. Future services shall not constitute payment or part payment for shares. The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

         Section 3. SPECIAL DESIGNATION ON CERTIFICATES. If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in
Section 202 of the General Corporation Law of Delaware (relating to transfers of stock, stock certificates and undercertificated stock), in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         Section 4. LOST CERTIFICATES. Except as provided in this Section 4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and canceled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates on such terms and conditions as the board may require; the board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

         Section 5. TRANSFER OF SHARES. Upon surrender to the corporation or to a transfer agent of the corporation of a certificate of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and such documentary stamps as may be required by law and evidence of compliance with applicable securities laws and other restrictions, the corporation shall issue a new certificate to the person entitled thereto and cancel the old certificate. Every such transfer of stock shall be entered on the stock book of the corporation which shall be kept at its principal office or by its registrar duly appointed.

         Section 6. REGISTERED STOCKHOLDERS. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

         Section 7. TRANSFER AGENT, REGISTRARS AND PAYING AGENTS. The board may at its discretion appoint one or more transfer agents, registrars and agents for making payment upon any class of stock, bond, debenture or other security of the corporation. Such agents and registrars may be located either within or outside Delaware. They shall have such rights and duties and shall be entitled to such compensation as may be agreed.

                                   ARTICLE VII

                       INDEMNIFICATION OF CERTAIN PERSONS
                       ----------------------------------

         Section 1. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation, if he acted in good faith and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. For purposes of this Section 1, a "director" or "officer" of the corporation shall mean any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

         The corporation shall be required to indemnify a director or officer in connection with an action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the board of directors of the corporation.

         Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

         Section 2. INDEMNIFICATION OF OTHERS. The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, to indemnify any person (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this Section 2, an "employee" or "agent" of the corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation,
(ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

         Section 3. PAYMENT OF EXPENSES IN ADVANCE. The corporation shall pay the expenses (including attorney's fees) incurred by a director or officer of the corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this Article VII in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director or officer is not entitled to be indemnified under this Article VII or otherwise.

         Section 4. INDEMNITY NOT EXCLUSIVE. The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the corporation's Certificate of Incorporation, these bylaws, agreement, vote of the stockholders or disinterested directors or otherwise.

         Section 5. INSURANCE INDEMNIFICATION. By action of the board of directors, notwithstanding any interest of the directors in the action, the corporation may purchase and maintain insurance, in such amounts as the board of directors deems appropriate, on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the corporation or who is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the laws of Delaware or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

                                  ARTICLE VIII

                                  MISCELLANEOUS
                                  -------------

         Section 1. WAIVERS OF NOTICE. Whenever notice is required by law, by the Articles of Certificate or by these bylaws, a waiver thereof in writing signed by the director, stockholder or other person entitled to said notice, whether before or after the time stated therein, or his appearance at such meeting in person or (in the case of a stockholders' meeting) by proxy, shall be equivalent to such notice.

         Section 2. SEAL. The corporate seal of the corporation shall be circular in form and shall contain the name of the corporation and the words "Seal, Delaware."

         Section 3. FISCAL YEAR. The fiscal year of the corporation shall be as established by the board of directors.

         Section 4. AMENDMENTS. The board of directors shall have power, to the maximum extent permitted by the Delaware General Corporation Law, to make, amend and repeal the bylaws of the corporation at any regular or special meeting of the board unless the stockholders, in making, amending or repealing a particular bylaw, expressly provide that the directors may not amend or repeal such bylaw. The stockholders shall also have the power to make, amend or repeal the bylaws of the corporation at any annual meeting or any special meeting called for that purpose.


                                                --------------------------------
                                                David L. Reese, Secretary